Exhibit 10.17

JOINDER AGREEMENT NO. 2, dated as of February 2, 2012 (this “Joinder Agreement”), to the INTERCREDITOR AGREEMENT, dated as of September 28, 2009 (as amended, modified and supplemented from time to time, the “Intercreditor Agreement”), among JPMorgan Chase, N.A. and The Bank of New York Mellon Trust Company, N.A., as First Priority Representatives (collectively, the “Existing First Priority Representative”) for the First Priority Secured Parties (the “Existing First Priority Secured Parties”), Wilmington Trust Company, as Second Priority Representative (the “Second Priority Representative”) for the Second Priority Secured Parties, Realogy Corporation (the “Borrower”) and each of the other Loan Parties party thereto. Capitalized terms used herein but not otherwise defined herein shall have the meanings assigned to such terms (or incorporated by reference) in the Intercreditor Agreement.
A.    WHEREAS, the Borrower proposes to issue $593,000,000 of 7.625% Senior Secured First Lien Notes due January 15, 2020 (the “First Lien Priority Notes”) pursuant to that certain Indenture, dated as of February 2, 2012, among the Borrower, Domus Intermediate Holdings Corp. (“Intermediate”), Domus Holdings Corp., The Bank of New York Mellon Trust Company, N.A., in its capacity as Collateral Agent and Trustee, and the other Loan Parties thereto (as amended, modified and supplemented from time to time, the “First Lien Priority Indenture”); and
B.    WHEREAS, the indebtedness incurred under, and the other obligations of the Loan Parties with respect to, the First Lien Priority Notes and the First Lien Priority Indenture constitute Additional Debt under the Intercreditor Agreement, and such Additional Debt is being designated hereby as additional “First Priority Obligations” (the “Additional First Priority Obligations”) in accordance with Section 9.3(b) of the Intercreditor Agreement; and
C.    WHEREAS, the Person identified on the signature pages hereto as the “Additional First Priority Representative” (the “Additional First Priority Representative”) will serve as the collateral agent for the holders of the Additional First Priority Obligations (such holders, together with the Additional First Priority Representative, the “Additional First Priority Secured Parties”); and
D.    WHEREAS, the Additional First Priority Representative wishes to become a party to the Intercreditor Agreement and to acquire and undertake, for itself and on behalf of the Additional First Priority Secured Parties, the rights and obligations of a “First Priority Representative” thereunder.
NOW THEREFORE, in consideration of the foregoing and other good and valuable consideration, the existence and sufficiency of which are expressly recognized by all of the parties hereto, the Additional First Priority Representative hereby agrees to, and the other parties hereby acknowledge, the following:
Section 1.Effect on Intercreditor Agreement. The First Lien Priority Notes and the First Lien Priority Indenture shall each constitute an Additional First Priority Agreement under the Intercreditor Agreement, and each reference therein to “First Priority Representative” shall be construed to include the Additional First Priority Representative. For the avoidance of doubt and without limiting the foregoing, unless the context requires otherwise (i) each reference in the Intercreditor Agreement to “First Priority Creditors” shall be construed to include the holders of the Additional First Priority Obligations, (ii) the Additional First Priority Obligations

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Exhibit 10.17

are hereby designated as “First Priority Obligations” in accordance with Section 9.3(b) of the Intercreditor Agreement and (iii) each reference in the Intercreditor Agreement to “First Priority Collateral Agreement” shall be construed to include that certain First Lien Priority Collateral Agreement, dated and effective as of February 2, 2012, among Intermediate, the Borrower, each other Loan Party identified therein and party thereto and The Bank of New York Mellon Trust Company, N.A., as collateral agent for the secured parties thereunder (as amended, modified and supplemented from time to time, the “Additional First Priority Collateral Agreement”).
SECTION 2.    Accession to the Intercreditor Agreement. The Additional First Priority Representative (a) hereby accedes and becomes a party to the Intercreditor Agreement as a First Priority Representative for the Additional First Priority Secured Parties from time to time in respect of the Additional First Priority Obligations, (b) agrees, for itself and on behalf of the Additional First Priority Secured Parties from time to time in respect of the Additional First Priority Obligations, to all of the terms and provisions of the Intercreditor Agreement and (c) shall have all of the rights and obligations of a First Priority Representative under the Intercreditor Agreement.
SECTION 3.    Representations, Warranties and Acknowledgement of the Additional First Priority Representative. The Additional First Priority Representative represents and warrants to the Existing First Priority Representative, the Second Priority Representative and the other Secured Parties that (a) it has full power and authority to enter into this Joinder Agreement in its capacity as the Additional First Priority Representative and a First Priority Representative in respect of the Additional First Priority Obligations, (b) this Joinder Agreement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with the terms of this Joinder Agreement and (c) the First Lien Priority Notes, the First Lien Priority Indenture and the Additional First Priority Collateral Agreement relating to such Additional First Priority Obligations provide that, upon the Additional First Priority Representative’s entry into this Joinder Agreement, the secured parties in respect of such Additional First Priority Obligations will be subject to and bound by the provisions of the Intercreditor Agreement as additional Secured Parties.
SECTION 4.    Counterparts. This Joinder Agreement may be executed in multiple counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Joinder Agreement shall become effective when the Existing First Priority Representative and the Second Priority Representative shall have received a counterpart of this Joinder Agreement that bears the signature of the Additional First Priority Representative and such other parties to the Intercreditor Agreement as the Existing First Priority Representative may require. Delivery of an executed signature page to this Joinder Agreement by facsimile or other electronic transmission shall be effective as delivery of a manually signed counterpart of this Joinder Agreement. It is understood and agreed that The Bank of New York Mellon Trust Company, N.A. is entering into this Joinder Agreement and acceding to and becoming a party to the Intercreditor Agreement in its capacity as Collateral Agent under the First Lien Priority Indenture and not in its individual capacity and in no event shall The Bank of New York Mellon Trust Company, N.A. incur any liability in connection with this Joinder Agreement or the Intercreditor Agreement or be personally liable for or on account of the statements, representations, warranties, covenants or obligations stated to be those of the Additional First Priority Representative hereunder, all such liability, if any, being expressly waived by the parties hereto and any person claiming by, through or under such party.

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Exhibit 10.17

SECTION 5.    Benefit of Agreement. The agreements set forth herein or undertaken pursuant hereto are for the benefit of, and may be enforced by, any party to the Intercreditor Agreement.
SECTION 6.    Governing Law; Submission to Jurisdiction.. THE PARTIES HERETO HEREBY AGREE THAT SECTION 9.5 AND SECTION 9.6 OF THE INTERCREDITOR AGREEMENT SHALL GOVERN THIS JOINDER AGREEEMNT AS IF SET FORTH HEREIN MUTATIS MUTANDIS.
SECTION 7.    Severability. In case any one or more of the provisions contained in this Joinder Agreement should be held invalid, illegal or unenforceable in any respect, none of the parties hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein and in the Intercreditor Agreement shall not in any way be affected or impaired. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.
SECTION 8.    Notices. All communications and notices hereunder shall be in writing and given as provided in Section 9.7 of the Intercreditor Agreement. All communications and notices hereunder to the Additional First Priority Representative shall be given to it at the address set forth under its signature hereto, which information supplements Section 9.7 of the Intercreditor Agreement.
SECTION 9.    Determination of the Existing First Priority Representative; Direction to the Second Priority Representative. (a) In accordance with Section 9.3(b) of the Intercreditor Agreement, the Existing First Priority Representative has determined that this Joinder Agreement is necessary or appropriate to facilitate having the Additional First Priority Obligations become First Priority Obligations and that such Additional First Priority Obligations are permitted by the First Priority Agreement and the Second Priority Agreement to be incurred and to be subject to the provisions of the Intercreditor Agreement as First Priority Obligations. (b) Pursuant to Section 7(a) of the Incremental Assumption Agreement, JPMorgan Chase Bank, N.A., as Administrative Agent, hereby authorizes and directs the Second Priority Representative to enter into this Joinder Agreement.
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Exhibit 10.17

IN WITNESS WHEREOF, the Additional First Priority Representative has executed this Agreement as of the date first written above.
THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., in its capacity as Additional First Priority Representative and a First Priority Representative for and on behalf of the Additional First Priority Secured Parties
By: /s/ Leslie Lockhart
Name: Leslie Lockhart
Title: Senior Associate
Address for Notices: 525 William Penn Place
38th FL
Pittsburgh, PA 15259
Attention:
Telecopy No.:

Exhibit 10.17

Acknowledged by:
JPMORGAN CHASE BANK, N.A.,
as Existing First Priority Representative for
and on behalf of the Existing First Priority
Secured Parties
By: /s/ Neil R. Boylan
Name: Neil Boylan
Title: Managing Director

Address for Notices:
JPMorgan Chase Bank, N.A.
AIBLO
111 Fannin Street, 10th Floor
Houston, Texas 77002
Attention: Mamie Harrera
Telecopy No.: 713-750-2218
with a copy to
JPMorgan Chase Bank, N.A.
383 Madison Avenue
New York, NY 10179
Attention: Neil Boylan

Exhibit 10.17

THE BANK OF NEW YORK MELLON TRUST
COMPANY, N.A., in its capacity as Existing First
Priority Representative for and on behalf of the
Existing First Priority Secured Parties

By: /s/ Leslie Lockhart
Name: Leslie Lockhart
Title: Senior Associate
Address for Notices:
525 William Penn Place, 38th FL
Pittsburgh, PA 15259
Attention:
Telecopy No.:

Exhibit 10.17

WILMINGTON TRUST COMPANY,
as Second Priority Representative for and
on behalf of the Second Priority Secured Parties
By: /s/ David A. Vanaskey, Jr.
Name: David A. Vanaskey, Jr.
Title: Vice President

Exhibit 10.17

REALOGY CORPORATION
By: /s/ Anthony E. Hull
Name: Anthony E. Hull
Title: Chief Financial Officer

Address for Notices:     Realogy Corporation
One Campus Drive
Parsippany, NJ 07054

Attention:         Anthony E. Hull
Telecopy No.:         (973) 407-6204

Exhibit 10.17

DOMUS INTERMEDIATE HOLDINGS CORP.
By: /s/ Anthony E. Hull
Name: Anthony E. Hull
Title: Chief Financial Officer

Address for Notices:     Realogy Corporation
One Campus Drive
Parsippany, NJ 07054

Attention:         Anthony E. Hull
Telecopy No.:        (973) 407-6204

Exhibit 10.17

CARTUS CORPORATION
CDRE TM LLC
NRT INSURANCE AGENCY, INC.
REALOGY OPERATIONS LLC
REALOGY SERVICES GROUP LLC
REALOGY SERVICES VENTURE PARTNER LLC
SOTHEBY’S INTERNATIONAL REALTY LICENSEE LLC
WREM, INC.

By: /s/ Anthony E. Hull
Name: Anthony E. Hull
Title: Chief Financial Officer

Exhibit 10.17

CARTUS ASSET RECOVERY CORPORATION
CARTUS PARTNER CORPORATION
LAKECREST TITLE, LLC
NRT PHILADELPHIA LLC
REFERRAL NETWORK LLC

By: /s/ Anthony E. Hull

Name:	Anthony E. Hull

Title:	Executive Vice President & Treasurer

Exhibit 10.17

AMERICAN TITLE COMPANY OF HOUSTON
ATCOH HOLDING COMPANY
BURNET TITLE LLC
BURNET TITLE HOLDING LLC
BURROW ESCROW SERVICES, INC.
CORNERSTONE TITLE COMPANY
EQUITY TITLE COMPANY
EQUITY TITLE MESSENGER SERVICE HOLDING LLC
FIRST CALIFORNIA ESCROW CORPORATION
FRANCHISE SETTLEMENT SERVICES LLC
GUARDIAN HOLDING COMPANY
GUARDIAN TITLE AGENCY, LLC
GUARDIAN TITLE COMPANY
GULF SOUTH SETTLEMENT SERVICES, LLC
KEYSTONE CLOSING SERVICES LLC
MARKET STREET SETTLEMENT GROUP LLC
MID-ATLANTIC SETTLEMENT SERVICES LLC
NATIONAL COORDINATION ALLIANCE LLC
NRT SETTLEMENT SERVICES OF MISSOURI LLC
NRT SETTLEMENT SERVICES OF TEXAS LLC
PROCESSING SOLUTIONS LLC
SECURED LAND TRANSFERS LLC
ST. JOE TITLE SERVICES LLC
TAW HOLDING INC.
TEXAS AMERICAN TITLE COMPANY
TITLE RESOURCE GROUP AFFILIATES HOLDINGS LLC
TITLE RESOURCE GROUP HOLDINGS LLC
TITLE RESOURCE GROUP LLC
TITLE RESOURCE GROUP SERVICES LLC
TITLE RESOURCES INCORPORATED
TRG SERVICES, ESCROW, INC.
TRG SETTLEMENT SERVICES, LLP
WAYDAN TITLE, INC.
WEST COAST ESCROW COMPANY

By: /s/ Thomas N. Rispoli

Name:	Thomas N. Rispoli

Title:	Chief Financial Officer

Exhibit 10.17

BETTER HOMES AND GARDENS REAL ESTATE LLC
BETTER HOMES AND GARDENS REAL ESTATE
LICENSEE LLC
CENTURY 21 REAL ESTATE LLC
CGRN, INC.
COLDWELL BANKER LLC
COLDWELL BANKER REAL ESTATE LLC
ERA FRANCHISE SYSTEMS LLC
GLOBAL CLIENT SOLUTIONS LLC
ONCOR INTERNATIONAL LLC
REALOGY FRANCHISE GROUP LLC
REALOGY GLOBAL SERVICES LLC
REALOGY LICENSING LLC
SOTHEBY’S INTERNATIONAL REALTY AFFILIATES LLC
WORLD REAL ESTATE MARKETING LLC

By: /s/ Andrew G. Napurano

Name:	Andrew G. Napurano

Title:	Chief Financial Officer

Exhibit 10.17

ALPHA REFERRAL NETWORK LLC
BURGDORFF LLC
BURNET REALTY LLC
CAREER DEVELOPMENT CENTER, LLC
CB COMMERCIAL NRT PENNSYLVANIA LLC
COLDWELL BANKER COMMERCIAL PACIFIC PROPERTIES LLC
COLDWELL BANKER PACIFIC PROPERTIES LLC
COLDWELL BANKER REAL ESTATE SERVICES LLC
COLDWELL BANKER RESIDENTIAL BROKERAGE COMPANY
COLDWELL BANKER RESIDENTIAL BROKERAGE LLC
COLDWELL BANKER RESIDENTIAL REAL ESTATE LLC
COLDWELL BANKER RESIDENTIAL REFERRAL NETWORK
COLDWELL BANKER RESIDENTIAL REFERRAL NETWORK, INC.
COLORADO COMMERCIAL, LLC
HOME REFERRAL NETWORK LLC
JACK GAUGHEN LLC
NRT ARIZONA LLC
NRT ARIZONA COMMERCIAL LLC
NRT ARIZONA REFERRAL LLC
NRT COLORADO LLC
NRT COLUMBUS LLC
NRT COMMERCIAL LLC
NRT COMMERCIAL UTAH LLC
NRT DEVELOPMENT ADVISORS LLC
NRT DEVONSHIRE LLC
NRT HAWAII REFERRAL, LLC
NRT LLC
NRT MID-ATLANTIC LLC

By: /s/ Kevin R. Greene	Name: Kevin R. Greene Title: Chief Financial Officer

Exhibit 10.17

NRT MISSOURI LLC
NRT MISSOURI REFERRAL NETWORK LLC
NRT NEW ENGLAND LLC
NRT NEW YORK LLC
NRT NORTHFORK LLC
NRT PITTSBURGH LLC
NRT REFERRAL NETWORK LLC
NRT RELOCATION LLC
NRT REOEXPERTS LLC
NRT SUNSHINE INC.
NRT TEXAS LLC
NRT UTAH LLC
NRT WEST, INC.
REAL ESTATE REFERRAL LLC
REAL ESTATE REFERRALS LLC
REAL ESTATE SERVICES LLC
REFERRAL ASSOCIATES OF NEW ENGLAND LLC
REFERRAL NETWORK, LLC
REFERRAL NETWORK PLUS, INC.
SOTHEBY’S INTERNATIONAL REALTY, INC.
SOTHEBY’S INTERNATIONAL REALTY REFERRAL COMPANY, LLC
THE SUNSHINE GROUP (FLORIDA) LTD. CORP.
THE SUNSHINE GROUP, LTD.
VALLEY OF CALIFORNIA, INC.

By: /s/ Kevin R. Greene	Name: Kevin R. Greene Title: Chief Financial Officer